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                                                                   EXHIBIT 10.37


                          [THE TRADE BANK LETTERHEAD]


                                January 22, 1998


Jalate, Ltd.
6557 Flotilla St.
City of Commerce, CA 90040
Attn: Frederick A. Findley

      RE:   Credit Agreement dated as of January 21, 1998
            (the "Credit Agreement") by and between Jalate, Ltd.
            ("Jalate") and Wells Fargo HSBC Trade Bank, N.A.
            (the "Bank")

Dear Mr. Findley:

      This letter is in reference to the above-described Credit Agreement. The Bank understands that Jalate intends to sell and issue to certain lenders (the "Lenders") $950,000 aggregate principal amount of 10% subordinated secured promissory notes (the "Notes"). A copy of the form of the Notes in substantially its final form is attached to this letter as Exhibit A. The Bank further understands that Jalate will execute a Security and Pledge Agreement (the "Security Agreement") pursuant to which Jalate will pledge as collateral for the Notes (i) all of the capital stock of Air Shop Ltd. ("Air Shop") now or hereafter acquired by Jalate and (ii) all of Jalate's rights under that certain letter agreement (the "Letter Agreement") among Jalate, Dominique Camacho and Air Shop dated October 17, 1997 with respect to the investment by Jalate in Air Shop. A copy of the form of the Security Agreement in substantially its final form is attached hereto as Exhibit B.

      To the extent required by the terms of the Credit Agreement, the Bank hereby consents to the sale and issuance of the Notes (in substantially the form attached hereto) by Jalate to the Lenders and the grant of the security interests provided for in the Security Agreement (in substantially the form attached hereto). In addition, the Bank hereby waives any security interest it may otherwise have in the collateral provided for in the Security Agreement.

                                   Very truly yours,

                                   WELLS FARGO HSBC
                                     TRADE BANK, N.A.


                                   /s/ Greg Richardson
                                   ----------------------------------
                                   Greg Richardson
                                   Vice President